Exhibit 10.29

ADDENDUM TO THE ASSET PURCHASE AGREEMENT

T'HIS ADDENDUM TO THE ASSET PURCHASE AGREEMENT (the "APA) entered into  on the 30th day of September, 2011 (the "Effective Date"), and  relates to the Asset Purchase Agreement dated October 5, 2010, as amended May 12th, 2011 and entered into by and between CelLynx Group, Inc., a Nevada corporation (the "Seller"),  and 5BARZ INTERNATIONAL INC., a Nevada Corporation (the "Buyer") as assigned to the Company on December 30, 2010.   Each of the Seller and the Buyer may be referred to individually herein as a "Party" and collectively as the "Parties."

RECITALS

A
This Agreement provides for the acquisition by the Buyer of certain of the assets, consisting of intellectual  property (described more fully below), currently owned by the Seller on the terms and conditions as amended and hereafter provided.

B	Buyer is desirous of purchasing the intellectual property from the Seller

C	The Parties have negotiated the purchase and sale of the Intellectual Property, discussing various terms and conditions, and desire to create an amendment to the agreed terms of this transaction.

AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

That pursuant to article 2.1 of the agreement dated for reference the 5th day of October 2010 as amended, and further assigned, that the payment of the unpaid balance of $1,200,651 be payable at the date hereof be made payable, pursuant to this agreement on or before March 31, 2012.

IN WITNESS WHEREOF, the Seller and the Buyer have caused this Asset Purchase Agreement to be duly executed effective as of the Effective Date.

BUYER:

5BARZ INTERNATIONAL, INC.,
a Nevada Corporation

/s/ Daniel Bland
Name:  Daniel Bland
Its:  Chief Executive Officer

THE CELLYNX GROUP.,
a Nevada corporation

By:  /s/ Norman W. Collins
Name:  Norman W. Collins
Its:  Chairman and Chief Executive Officer